                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Insituform Technologies, Inc. (the "COMPANY") on Form 10-Q for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "FORM 10-Q"), I, Thomas S. Rooney, Jr., President and Chief Executive Officer of the Company, hereby certify, as of the date hereof, that:

                  (1)      the Form 10-Q fully complies with the requirements of
                           section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 10, 2004

                                        /s/ Thomas S. Rooney, Jr.
                                        ---------------------------------------
                                        Thomas S. Rooney, Jr.
                                        President and Chief Executive Officer

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